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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report
(Date of earliest event reported):                    March 15, 2004

                          INSITUFORM TECHNOLOGIES, INC.

                ------------------------------------------------
             (Exact name of registrant as specified in its charter)

            Delaware                     0-10786                13-3032158
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(State or other jurisdiction of  (Commission File Number)      (IRS Employer
         incorporation)                                     Identification No.)

702 Spirit 40 Park Drive, Chesterfield, Missouri                        63005
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    (Address of principal executive offices)                          (Zip Code)

Registrant's telephone number,
including area code                                               (636) 530-8000

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Item 7. Financial Statements and Exhibits.

         (c)      Exhibits.

                  See the Index to Exhibits attached hereto.

Item 12. Results of Operations and Financial Condition.

         On March 15, 2004, the registrant issued an earnings release announcing its financial results for the fourth quarter and 2003 year-end results and resumption of compliance with debt covenants. A copy of the earnings release is furnished herewith as Exhibit 99.1. On March 16, 2004, the registrant held a conference call to announce and discuss its financial results for the fourth quarter and 2003 year-end. A transcript of the conference call is furnished herewith as Exhibit 99.2.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 INSITUFORM TECHNOLOGIES, INC.

                                 By: /s/ Christian G. Farman
                                     -----------------------------------
                                     Christian G. Farman
                                     Vice President and Chief Financial Officer

Date: March 22, 2004

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                                INDEX TO EXHIBITS

Exhibit         Description

99.1 Earnings release of Insituform Technologies, Inc., dated March 15, 2004, announcing fourth quarter and 2003 year-end results and resumption of compliance with debt covenants.

99.2 Transcript of Insituform Technologies, Inc.'s March 16, 2004, conference call held to announce and discuss its financial results for the fourth quarter and 2003 year-end.